                                                                    EXHIBIT 10.6




                           SIMULATION SCIENCES, INC.

              EMPLOYEE STOCK PURCHASE PLAN FOR NON-U.S. EMPLOYEES

                          (AS ADOPTED IN MAY OF 1996)


         The following constitute the provisions of the Simulation Sciences, Inc. Employee Stock Purchase Plan for Non-U.S. Employees.

         1. Purpose. The purpose of the Plan is to provide non-U.S. employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

         2.      Definitions.

                 (a) "Applicable Law" shall mean legal requirements relating to the administration of Stock Option Plans under the applicable laws of any foreign company or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Common Stock" shall mean the Common Stock of the Company.

                 (d) "Company" shall mean Simulation Sciences, Inc. and any Designated Subsidiary of the Company.

                 (e) "Compensation" shall mean all base straight time gross earnings, commissions and overtime, but exclusive of payments for shift premium, incentive compensation, incentive payments, bonuses, allowances and other compensation.

                 (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                 (g) "Employee" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship may, pursuant to regulations established by the Board and as permitted or required by Applicable Law, be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company.

                 (h) "Enrollment Date" shall mean the first day of each Offering Period.

                 (i) "Exercise Date" shall mean the last Trading Day of each Offering Period.
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                 (j)      "Fair Market Value" shall mean, as of any date, the
value of Common Stock determined as follows:

                          (1)     If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                          (2)     If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                          (3)     In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                          (4)     For purposes of the Enrollment date under the
first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement in Form S-1 filed with the U.S. Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

                 (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31, during which an option granted pursuant to the Plan may be exercised; provided, however, that the first Offering Period shall be the period commencing on the first Trading Day after the effective date of the Company's initial public offering of its Common Stock registered with the U.S. Securities and Exchange Commission and terminating on the last Trading Day on or before December 31, 1996. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

                 (l) "Plan" shall mean this Employee Stock Purchase Plan for Non-U.S. Employees, as it may be amended from time to time.

                 (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever price is lower.

                 (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.


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                 (o)      "Subsidiary" shall mean a corporation, domestic or
foreign, of which not less than 50% of the voting shares are held by the Company or any Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                 (p) "Trading Day" shall mean a day on which national stock exchanges and The Nasdaq Stock Market are open for trading.

         3.      Eligibility.

                 (a) Any Employee who is not an Employee for U.S. tax purposes and who has been employed by the Company for thirty (30) days or more on a given Enrollment Date shall be eligible to participate in the Plan.

                 (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty- Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall commence on the effective date of the Company's initial public offering of its Common Stock registered with the Securities and Exchange Commission and shall terminate the following December 31, 1996. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.      Participation.

                 (a) An eligible Employee may become a participant in the Plan by completing a participation agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office ten (10) days prior to the applicable Enrollment Date.

                 (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.





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                 (c)      Notwithstanding anything to the contrary contained
herein, an Employee's enrollment in the Plan shall also constitute enrollment in the Company's Employee Stock Purchase Plan for U.S. Employees (the "U.S. ESPP") as of the Enrollment Date of the current Offering Period under the U.S. ESPP. Such Employee's payroll deductions with respect to the U.S. ESPP prior to the effective date of a transfer of the Employee to the Company or a Designated Subsidiary that results in the Employee becoming an Employee for U.S. tax purposes shall be zero percent (0%), and such Employee's payroll deductions with respect to the U.S. ESPP following the effective date of the Employee's transfer may be at the same rate as the Employee's rate of payroll deductions with respect to this Plan prior to such transfer, or may be adjusted by the Employee pursuant to Section 6 of the U.S. ESPP. Such Employee's payroll deductions with respect to this Plan shall be zero percent (0%) as of the effective date of such transfer.

         6.      Payroll Deductions.

                 (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than two percent (2%) nor more than ten percent (2 - 10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                 (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                 (c) A participant may not change the rate of his or her payroll deductions during the Offering Period but may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                 (d) Notwithstanding the foregoing, a participant's payroll deductions shall be decreased to zero percent (0%) at such time during any Offering Period that the aggregate of all payroll deductions accumulated with respect to such Offering Period equals $10,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the following Offering Period, unless terminated by the participant as provided in Section 10 hereof.

                 (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.





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         7.      Grant of Option.  On the Enrollment Date of each Offering
Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than one thousand shares (1,000) of the Company's Common Stock, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 6(d), and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be refunded to the participant. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company at its discretion shall either arrange for the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option or credit the shares purchased to an account in the participant's name with a brokerage firm selected by the Board to hold the shares in street name.

         10.     Withdrawal; Termination of Employment.

                 (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                 (b) Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. The





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preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

                 (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.     Stock.

                 (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be [______________________ (_______)] shares, less the number issued under the
U.S. Plan and subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                 (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

                 (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.     Administration.

                 (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board.
The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan, in the form of addendums hereto or otherwise, including rules and regulations necessary to conform the Plan to Applicable Law. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

                 (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by





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
Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.




         14.     Designation of Beneficiary.

                 (a) Subject to applicable law, a participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.





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                 (a)      Changes in Capitalization.  Subject to any required
action by the shareholders of the Company, the Reserves as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                 (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise
Date").   The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         19.     Amendment or Termination.

                 (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in
Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                 (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by





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a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the U.S. Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 19 hereof.





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                                   EXHIBIT A


                           SIMULATION SCIENCES, INC.

              EMPLOYEE STOCK PURCHASE PLAN FOR NON-U.S. EMPLOYEES

                            PARTICIPATION AGREEMENT



_____ Original Application                         Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       I, _____________________________________, hereby elect to participate in the Simulation Sciences, Inc. Employee Stock Purchase Plan for Non-U.S. Employees (the "Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 2 to 10%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions shall be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan for Non-U.S. Employees." I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement is subject to obtaining shareholder approval of the Plan.

5. Shares purchased for me under the Plan should be issued in the name(s) of (Employee or Employee and Spouse Only): _____________________
         ____________________

6. I understand and acknowledge that my participation in the Plan and any benefits thereunder shall not form part of any contract of employment with the Company or any subsidiary and said benefits are not part of my remuneration and do not count as such for any purpose. I acknowledge further that in the event of the termination of my employment and my resulting ineligibility to participate in the Plan I shall have no claim for compensation for any loss of





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
         any right or benefit or prospective right or benefit under the Plan which I might otherwise have enjoyed.

7. I understand that I may be subject to taxation upon grant or exercise of any option granted under the Plan or the subsequent disposition of any shares so purchased.

8. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Plan.


Employee's Address:                        __________________________________

                                           __________________________________

                                           __________________________________


I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ___________________                 __________________________________
                                           Signature of Employee



                                           __________________________________
                                           Spouse's Signature (If beneficiary
                                           other than spouse)





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                                   EXHIBIT B


                           SIMULATION SCIENCES, INC.

                EMPLOYEE STOCK PURCHASE PLAN FOR U.S. EMPLOYEES

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Simulation Sciences, Inc. Employee Stock Purchase Plan for U.S. Employees which began on ______ 19___ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period shall be automatically terminated. The undersigned understands further that no further payroll deductions shall be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Participation Agreement.


                                        Name and Address of Participant:

                                        _______________________________

                                        _______________________________

                                        _______________________________



                                        Signature:

                                        _______________________________


                                        Date: _________________________





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
                            BENEFICIARY DESIGNATION


In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:



PRIMARY

NAME:  (Please print)

________________________________________________________________
  (First)                 (Middle)                (Last)

________________________________________________________________
Relationship

________________________________________________________________
(Street Address)

________________________________________________________________

________________________________________________________________



SECONDARY

NAME:  (Please print)

________________________________________________________________
  (First)                (Middle)                (Last)

________________________________________________________________
Relationship

________________________________________________________________
(Street Address)

________________________________________________________________

________________________________________________________________





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


Date:__________________________         ______________________________________
                                        Signature of Employee

                                        ______________________________________
                                        Spouse's Signature
                                        (If primary beneficiary other than
                                        spouse)


PLEASE RETURN THIS FORM TO ____________________________________________________

                        BY ___________________________________________________.





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